EXHIBIT 23.10

                                    CONSENT

      The undersigned consents to being named in this Registration Statement on Form S-1 as a person who is about to become a director of TRIAD.

October 8, 1997

                                            /S/ JOHN B. BENEAR, II
                                                John B. Benear, II